J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

Prospectus dated

March 1, 2019, as supplemented

JPMorgan Ultra-Short Income ETF

Prospectus dated

July 1, 2019, as supplemented

(the “Funds”)

(series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated September 17, 2019

to the Summary Prospectuses and Prospectuses

IMPORTANT NOTICE REGARDING CHANGE IN MANAGEMENT AGREEMENT

At a shareholder meeting on September 17, 2019, shareholders of each Fund approved the proposal regarding the change to the Fund’s management agreement described in the proxy statement and previously filed supplements. The changes described therein will take effect on November 1, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES

AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-ETF-UNITAPP-919